SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2016
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
20. SUBSEQUENT EVENTS

On February 3, 2017, the Group granted restricted share units ("RSUs") to acquire 12,653,992 ordinary shares to certain directors, executive officers, employees and consultants pursuant to the Daqo New Energy Corp. 2014 Share Incentive Plan. The RSUs will be vested quarterly in each of the next four years starting from May 6, 2017. The exercise price of these shares is nil per share. The total compensation to be recognized over the four years is expected to be around $11.8 million.